Exhibit 10.1

AMENDMENT NO. 4 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 4 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) entered into and effective as of September 9, 2016 (the “Effective Date”) is by and among Callon Petroleum Company, a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (the “Guarantors”), the Lenders (as defined below), and JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as an issuing lender (in such capacity, the “Issuing Lender”).

RECITALS

A. The Borrower is party to that certain Fifth Amended and Restated Credit Agreement dated as of March 11, 2014 among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”), the Administrative Agent and the Issuing Lender (as amended by that certain Amendment No. 1 to Fifth Amended and Restated Credit Agreement dated June 11, 2014, that certain Amendment No. 2 to Fifth Amended and Restated Credit Agreement dated October 8, 2014 and that certain Amendment No. 3 to Fifth Amended and Restated Credit Agreement dated July 13, 2016, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.The Borrower desires to issue additional Senior Unsecured Debt on or about October 3, 2016 in an aggregate principal amount that exceeds the amount required to repay in full in cash the Second Lien Debt (the “Proposed Debt Issuance”).  As a result, the Proposed Debt Issuance would be prohibited by Section 6.02 of the Credit Agreement and would trigger an automatic reduction of the Borrowing Base under Section 2.02(g) of the Credit Agreement.

C.Subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement as provided herein in order to, among other things, permit the Debt under the Proposed Debt Issuance and waive the application of the automatic Borrowing Base reduction resulting from the incurrence of such Debt.

Now Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement (as amended hereby), unless expressly provided to the contrary.

Section 2. Other Definitional Provisions.  Article, Section, Schedule, and Exhibit

references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms in appropriate alphabetical order:

“Liquidity” means (a) the aggregate Unused Commitment Amounts of the Lenders, plus (b) any unrestricted cash and Liquid Investments of the Borrower and its Subsidiaries.

“Second Lien Payoff Date” means (a) if the first issuance of Senior Unsecured Debt by the Borrower that occurs on or after September 9, 2016 occurs prior to October 7, 2016, October 10, 2016 and (b) if the first issuance of Senior Unsecured Debt by the Borrower that occurs on or after September 9, 2016 occurs on or after October 7, 2016, then the date that is three (3) Business Days following such date of issuance.

(b) Section 2.02(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g)Borrowing Base Adjustment for Incurrence of Certain Debt.  In addition to Borrowing Base redeterminations and adjustments set forth in clauses (b) through (d) and (f) above, upon the incurrence of any Second Lien Debt in excess of $300,000,000 or any Senior Unsecured Debt (other than Senior Unsecured Debt the proceeds of which are used to refinance then existing Senior Unsecured Debt to the extent permitted by Section 6.02(i)), the Borrowing Base shall be automatically reduced by an amount equal to twenty-five percent (25%) of the principal amount of such Second Lien Debt or such Senior Unsecured Debt, as applicable, incurred; provided that, such reduction shall not apply to the first $400,000,000 in principal amount of such Senior Unsecured Debt to the extent such Debt is issued on or after September 9, 2016.

(c) Section 6.02 of the Credit Agreement is hereby amended by (i) amending and restating clause (h) to read as set forth below, (ii) re-lettering the existing clause (i) as Section 6.02(j) of the Credit Agreement, and (iii) adding a new Section 6.02(i) to read as set forth below:

(h)the Second Lien Debt under the Second Lien Loan Documents subject to the terms of the Intercreditor Agreement; provided that (i) the principal amount thereof shall not exceed $300,000,000; provided that such principal amount may be increased from time to time so long as, on a pro forma basis after giving effect thereto and the use of proceeds thereof, the Leverage Ratio shall not be greater than 2.50 to 1.00; and (ii) such Debt does not have a maturity date that is on or

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earlier than the date six months after the Maturity Date; and any refinancings, refundings, replacements, renewals and extensions of such Second Lien Debt with the proceeds of Refinancing Preferred Stock of the Borrower; provided that any such Refinancing Preferred Stock is in an aggregate notional amount not greater than the aggregate principal amount of the Debt being renewed or refinanced, plus the amount of any premiums required to be paid thereon and reasonable fees and expenses associated therewith and an amount equal to any unutilized active commitment under the Debt being renewed or refinanced; provided further that, the foregoing conditions are not, and shall not be construed as, an increase in the dollar limit in clause (h)(i) above nor an amendment of the specific requirements set forth in clause (h)(ii) and the definition Refinancing Preferred Stock;

(i)Senior Unsecured Debt; provided that, (i) on a pro forma basis after giving effect thereto and the use of proceeds thereof, the Leverage Ratio shall not be greater than 2.50 to 1.00, (ii) if any Second Lien Debt is outstanding at the time of the issuance of such Senior Unsecured Debt, such Senior Unsecured Debt issuance must result in net cash proceeds to the Borrower sufficient to repay in full in cash all of the Second Lien Debt and any other amounts owing in connection therewith, (iii) if any such Second Lien Debt is outstanding at the time of the issuance of such Senior Unsecured Debt, the proceeds of such Senior Unsecured Debt must, subject to the proviso below, be applied on the date of the closing of such issuance of Senior Unsecured Debt first to repay in full in cash all of the Second Lien Debt and any other amounts owing in connection therewith, and any remaining proceeds after such application may then be transferred to the Borrower’s primary operating account or otherwise used by the Borrower and its Subsidiaries in accordance with the terms of this Agreement; provided that, the Borrower shall be permitted to close such issuance and not repay the Second Lien Debt until the Second Lien Payoff Date so long as (A) during the period between the closing of such issuance and the Second Lien Payoff Date, all of the proceeds of Senior Unsecured Debt issuance shall be held in a segregated account of the Borrower under the control of the Administrative Agent, (B) on or before the Second Lien Payoff Date, the proceeds of such issuance are first applied to repay in full in cash the Second Lien Debt and all amounts owing in connection therewith, and (C) on the date of the issuance of such Senior Unsecured Debt, the Borrower shall deliver a certificate to the Administrative Agent certifying that (1) the issuance of such Senior Unsecured Debt will not cause a default under the Second Lien Documents, (2) both before and after giving effect to the issuance of such Senior Unsecured Debt, the representations and warranties contained in this Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the date thereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in

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the text thereof) as of such earlier date, and (3) both before and after giving effect to the issuance of such Senior Unsecured Debt, no Default has occurred and is continuing; and any refinancings, refundings, replacements, renewals and extensions of such Senior Unsecured Debt with the proceeds of Senior Unsecured Debt or Refinancing Preferred Stock of the Borrower; provided that any such Senior Unsecured Debt or Refinancing Preferred Stock is in an aggregate principal amount not greater than the aggregate principal amount of the Debt being renewed or refinanced, plus the amount of any premiums required to be paid thereon and reasonable fees and expenses associated therewith and an amount equal to any unutilized active commitment under the Debt being renewed or refinanced; provided further that, the foregoing conditions are not, and shall not be construed as, an amendment of the specific requirements set forth in clause (i)(i), (ii) and (iii) above and the definitions of Senior Unsecured Debt and Refinancing Preferred Stock; and

(d) Section 6.05 of the Credit Agreement is hereby amended by (i) replacing the “and” at the end of clause (e) thereof with “;”, (ii) replacing the period at the end of clause (f) thereof with “; and” and (iii) by adding the following new clause (g) to read as follows:

(g) so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would be caused thereby, Redeem preferred Equity Interests; provided that after giving pro forma effect to such Redemption (i)  Liquidity shall be greater than $100,000,000, and (ii) the Leverage Ratio shall not be greater than 3.00 to 1.00.

(e) Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.17.  Amendments and Redemptions of Senior Unsecured Debt.    The Borrower will not (a) amend, supplement or otherwise modify any instruments evidencing, or agreements relating to or executed in connection with, any Senior Unsecured Debt or Refinancing Preferred Stock, in any manner which would (i) violate the requirements set forth in the definition of “Senior Unsecured Debt” or “Refinancing Preferred Stock”, as applicable, or (ii) result in a Material Adverse Change or (b) redeem, defease, prepay, repay or otherwise satisfy any Senior Unsecured Debt other than (i) the payment of regularly scheduled interest owing in respect of such Senior Unsecured Debt, (ii) the redemption, prepayment or repayment of any Senior Unsecured Debt with the proceeds of the issuance of Equity Interests, so long as, both before and after giving effect to any such redemption, prepayment or repayment, no Default, Event of Default or Borrowing Base Deficiency exists, and (iii) the redemption, prepayment or repayment of Senior Unsecured Debt with the proceeds of other Senior Unsecured Debt or Refinancing Preferred Stock in connection with any refinancing permitted by Section 6.02(i), so long as, both before and after giving effect to any such redemption, prepayment or repayment, no Default, Event of Default or Borrowing Base Deficiency exists.

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(f) Section 9.01(a) of the Credit Agreement is hereby amended (i) by re-lettering each of the subclauses set forth therein as (i), (ii), (iii), etc., and (ii) amending and restating the second such subclause in its entirety to read as follows:

(ii) increase the Borrowing Base or the aggregate Commitments of the Lenders; provided that any waiver of the Borrowing Base reduction set forth in Section 2.02(g) shall not be considered an increase in the Borrowing Base hereunder and shall only require approval of the Majority Lenders,

Section 4. Representations and Warranties.  The Borrower and each Guarantor hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the limited liability company, limited partnership, or corporate power and authority of the Borrower and each Guarantor and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations, as amended hereby.

Section 5. Conditions to Effectiveness.    This Amendment shall become effective as of the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of:

(i) this Amendment, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders;

(ii) copies, certified as of the Effective Date by a Responsible Officer or the secretary or an assistant secretary of the Borrower of (A) the resolutions of the board of directors of the Borrower approving this Amendment and the Loan Documents to which the Borrower is a party (or certifying that such resolutions have not been amended or

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otherwise modified since the date they were previously delivered to the Administrative Agent), (B) the articles or certificate of incorporation and the bylaws of the Borrower (or certifying that such documents have not been amended or otherwise modified since the date they were previously delivered to the Administrative Agent), (C) certificates of good standing and existence for the Borrower in the state, province or territory in which the Borrower is organized, which certificates shall be dated a date not earlier than 30 days prior to the date hereof, and (D) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment;

(iii) copies, certified as of the Effective Date by a Responsible Officer or the secretary or an assistant secretary of each Guarantor of (A) the resolutions of the board of directors (or other applicable governing body) of such Guarantor approving this Amendment and the Loan Documents to which such Guarantor is a party (or certifying that such resolutions have not been amended or otherwise modified since the date they were previously delivered to the Administrative Agent), (B) the articles or certificate (as applicable) of incorporation (or organization) and bylaws of such Guarantor (or certifying that such documents have not been amended or otherwise modified since the date they were previously delivered to the Administrative Agent), (C) certificates of good standing and existence for such Guarantor in the state, province or territory in which such Guarantor is organized, which certificates shall be dated a date not earlier than 30 days prior to the date hereof, and (D) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment; and

(b) Representations and Warranties.  The representations and warranties in this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date, and no Default shall have occurred and be continuing.

(c) Consents, Licenses, Approvals, etc.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that all consents, licenses and approvals required in accordance with applicable Legal Requirements, or in accordance with any document, agreement, instrument or arrangement to which the Borrower, any Guarantor or any of their respective Subsidiaries is a party, in connection with the execution, delivery, performance, validity and enforceability of this Amendment and the other Loan Documents have been obtained.  In addition, the Borrower, the Guarantors and their respective Subsidiaries shall have all such material consents, licenses and approvals required in connection with the continued operation of the Borrower, such Guarantors and such Subsidiaries and such approvals shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on this Amendment and the actions contemplated hereby.

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(d) No Proceeding or Litigation; No Injunctive Relief.  No action, suit, investigation or other proceeding (including the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with (A) any of the Oil and Gas Properties or other Properties of the Borrower and its Subsidiaries which, in the Administrative Agent’s sole discretion, could reasonably be expected to result in a Material Adverse Change or (B) this Amendment or any transaction contemplated hereby or (ii) which, in any case, in the judgment of the Administrative Agent, could reasonably be expected to result in a Material Adverse Change.

(e) Fees.  On the Effective Date, the Borrower shall have paid all costs and expenses that have been invoiced not less than two (2) days prior to the Effective Date and are payable pursuant to Section 9.04 of the Credit Agreement, together with such additional amounts as shall constitute the Administrative Agent’s counsel’s reasonable estimate of expenses and disbursements to be incurred by such counsel in connection with the recording and filing of Mortgages and Uniform Commercial Code financing statements; provided, that, such estimate shall not thereafter preclude further settling of accounts between the Borrower and the Administrative Agent.

Section 6. Acknowledgments and Agreements.

(a) The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with its terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b) The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby.  Except as expressly set forth herein, this Amendment shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c) The Borrower, each Guarantor, Administrative Agent, the Issuing Lender and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Loan Documents, and the Guaranty, are not impaired in any respect by this Amendment.

(d) From and after the date hereof, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment and the other documents executed pursuant hereto.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the

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foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(e) From and after the Effective Date, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Credit Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 7. Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 8. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.

Section 9. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10. Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 11. Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

Section 12. Entire Agreement. THIS Amendment, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE OTHER LOAN DOCUMENTS, ANY TREASURY MANAGEMENT AGREEMENTS WITH A TREASURY MANAGEMENT BANK, AND ANY HEDGE CONTRACTS WITH SWAP COUNTERPARTIES, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

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THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:CALLON PETROLEUM COMPANY

By: /s/ Joseph C. Gatto, Jr.

Joseph C. Gatto, Jr.

President, Chief Financial Officer and Treasurer

GUARANTOR:CALLON PETROLEUM OPERATING COMPANY

By: /s/ Joseph C. Gatto, Jr.

Joseph C. Gatto, Jr.

President, Chief Financial Officer and Treasurer

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

ADMINISTRATIVE AGENT/

ISSUING LENDER/LENDER:JPMORGAN CHASE BANK, NATIONAL

ASSOCIATION, as Administrative Agent, an

Issuing Lender, and a Lender

By: /s/ Anson D. Williams

Name: Anson D. Williams

Title: Authorized Signatory

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:REGIONS BANK

By: /s/ Michael Kutcher________________
Name: Michael Kutcher________________
Title: Assistant Vice President___________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:CITIBANK, N.A.

By: /s/ Thomas Skipper_________________
Name: Thomas Skipper_________________
Title: Vice President___________________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Robert James___________________
Name: Robert James___________________
Title: Director________________________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:KEYBANK NATIONAL ASSOCIATION

By: /s/ George McKean_________________
Name: George McKean_________________
Title: Senior Vice President______________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:WHITNEY BANK

By: /s/ William Jochetz_________________
Name: William Jochetz_________________
Title: Vice President___________________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:IBERIABANK, N.A.

By: /s/ Tyler S. Thoem__________________
Name: Tyler S. Thoem__________________
Title: Senior Vice President______________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:CIT BANK N.A.

By: /s/ Zachary Holly___________________
Name: Zachary Holly___________________
Title: Vice President___________________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:SUNTRUST BANK

By: /s/ Chulley Bogle___________________
Name: Chulley Bogle___________________
Title: Vice President____________________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:ROYAL BANK OF CANADA

By: /s/ Kristan Spivey__________________
Name: Kristan Spivey__________________
Title: Authorized Signatory_____________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:THE BANK OF NOVA SCOTIA

By: /s/ Alan Dawson___________________
Name: Alan Dawson___________________
Title: Director________________________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Doreen Barr____________________
Name: Doreen Barr____________________
Title: Authorized Signatory______________

By: /s/ Lorenz Meier___________________
Name: Lorenz Meier___________________
Title: Authorized Signatory______________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:BOKF, NA DBA BANK OF OKLAHOMA

By: /s/ John Krenger____________________
Name: John Krenger____________________
Title: Vice President____________________

Signature page to

Amendment No. 4 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)